                                                                   Exhibit 10.24

              Cross Default and Cross Collateralization Agreement

     THIS AGREEMENT entered into this the 27th day of July, 2000, by and among AEROSONIC CORPORATION, a Delaware Corporation, and AVIONICS SPECIALITIES, INC., a Virginia Corporation (hereinafter collectively "Borrower") and FIRST COMMERCIAL BANK (hereinafter "Bank").

     WHEREAS, the Bank has extended certain loans to the Borrower as evidenced by those certain Promissory Notes as described on the attached Exhibit "A." Said Promissory Notes are secured by the collateral as described on the attached Exhibit "A."

     NOW, THEREFORE, in consideration of the premises, and Bank extending the above described loans, and for other good and valuable consideration, it is hereby agreed as follows:

     1. That a default or an event of default under any of the Promissory Notes, shall constitute a default or event of default under the remaining Promissory Notes;

     5. That the Collateral described in Exhibit "A" shall secure the obligations of the Borrower to Bank under the terms of the all Promissory Notes;

     6. This Agreement shall be considered an amendment to the agreements between Bank and Borrower. This is an amendment to such documents and not a novation thereof. All terms and conditions of such agreements, not specifically amended herein, or hereby reaffirmed, reratified, and shall continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals on the date first above written.

                                       BORROWER:

ATTEST:                                AEROSONIC CORPORATION,
                                       a Delaware Corporation


By:  /s/ J. Mervyn Nabors             By:  /s/ Eric McCracken
   -------------------------------        --------------------------------------
   Its    Chairman
      ----------------------------
                                                     Eric McCracken
                                          --------------------------------------
                                                  [Print or Type Name]

                                                 Chief Financial Officer
                                          --------------------------------------
                                                   [Title of Officer]


WITNESSES:

/s/ Yvonne Elliott
----------------------------------

Yvonne Elliott
----------------------------------

ATTEST:                                AVIONICS SPECIALTIES, INC.,
                                       a Virginia Corporation


By:  /s/ J. Mervyn Nabors               By:  /s/ Eric McCracken
   -------------------------------        --------------------------------------
   Its    Chairman
      ----------------------------
                                                      Eric McCracken
                                          --------------------------------------
                                                   [Print or Type Name]

                                                 Chief Financial Officer
                                          --------------------------------------
                                                    [Title of Officer]


WITNESSES:

/s/ Yvonne Elliott
----------------------------------

Yvonne Elliott
----------------------------------


                                       LENDER:

ATTEST:                                FIRST COMMERCIAL BANK, a State Bank


By:                                    By:
   -------------------------------        --------------------------------------
   Its
      ----------------------------
                                                       A. Todd Beard
                                          --------------------------------------
                                                    [Print or Type Name]

                                                   Senior Vice President
                                          --------------------------------------
                                                    [Title of Officer]


WITNESSES:

/s/ Yvonne Elliott
----------------------------------

Yvonne Elliott
----------------------------------


STATE OF FLORIDA           )
COUNTY OF Pinellas         )

     The foregoing instrument was acknowledged before me this 27th day of July, 2000 by Eric McCracken, Chief Financial Officer of AEROSONIC CORPORATION, a Delaware Corporation, on behalf of the corporation. He is personally known to me or has produced _______________________ as identification.


                                                       YVONNE ELLIOTT
                                          [SEAL]  COMMISSION # CC 689260
                                                    EXPIRES OCT 16, 2001
                                                        BONDED THRU
                                                 ATLANTIC BONDING CO., INC.
[SEAL]                                    --------------------------------------
                                                       [NOTARY PUBLIC]


                                            Yvonne Elliott
                                          --------------------------------------
                                                   [Print or Type Name]

STATE OF FLORIDA           )
COUNTY OF Pinellas         )

     The foregoing instrument was acknowledged before me this 27th day of July, 2000 by Eric McCracken, Chief Financial Officer of AVIONICS SPECIALTIES, INC., a Delaware Corporation, on behalf of the corporation. He is personally known to me or has produced _____________________ as identification.


                                                      YVONNE ELLIOTT
                                          [SEAL]  COMMISSION # CC 689260
                                                    EXPIRES OCT 16, 2001
                                                        BONDED THRU
                                                ATLANTIC BONDING CO., INC.
[SEAL]                                    --------------------------------------
                                                      [NOTARY PUBLIC]

                                            Yvonne Elliott
                                          --------------------------------------
                                                   [Print or Type Name]


STATE OF ALABAMA           )
COUNTY OF JEFFERSON        )

     The foregoing instrument was acknowledged before me this _________ day of July, 2000 by A. Todd Beard, Senior Vice President of FIRST COMMERCIAL BANK, a State Bank, on behalf of the bank. He is personally known to me or has produced _____________________________ as identification.


[SEAL]                                    --------------------------------------
                                                     [NOTARY PUBLIC]

                                          --------------------------------------
                                                  [Print or Type Name]


THIS INSTRUMENT PREPARED BY:

Claude McCain Moncus, Esq.
CORLEY, MONCUS & WARD, P.C.
400 Shades Creek Parkway
Suite 100
Birmingham, Alabama 35209
(205) 879-5959

                                  EXHIBIT "A"

                                PROMISSORY NOTES


1.   Promissory Note in the amount of $2,000,040.00.

2.   Term Note (Number Two) in the amount of $1,800,000.00.

3.   Line of Credit Note in the amount of $1,000,000.00.


                           DESCRIPTION OF COLLATERAL

1. Security Agreement (Accounts, Inventory and General Intangibles) executed by Aerosonic Corporation dated September 17, 1997.

2. Security Agreement (Accounts, Inventory and General Intangibles) executed by Avionics Specialties, Inc. dated September 17, 1997.